                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          Cullen/Frost Bankers, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              [CULLEN FROST LOGO]

                            100 WEST HOUSTON STREET
                            SAN ANTONIO, TEXAS 78205

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001
--------------------------------------------------------------------------------

To the Shareholders of
CULLEN/FROST BANKERS, INC.:

     The Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. ("Cullen/Frost") will be held in the Commanders Room at The Frost National Bank, 100 West Houston Street, San Antonio, Texas, on Wednesday, May 30, 2001, at 10:00 a.m., San Antonio time, for the following purposes:

        1. To elect seven Directors to serve until the 2004 Annual Meeting of Shareholders and one Director to serve until the 2003 Annual Meeting of Shareholders;

        2. To approve the Cullen/Frost Bankers, Inc. 2001 Stock Plan;

        3. To approve the Amendment to the Cullen/Frost Bankers, Inc. 1997 Director Stock Plan;

        4. To approve the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2001; and

        5. To transact any other business that may properly come before the meeting.

     You must be a stockholder of record at the close of business on April 6, 2001, to vote at the Annual Meeting. In order to hold the meeting, holders of a majority of the outstanding shares must be present either in person or by proxy.

     Your vote is important, so please promptly complete and return the enclosed proxy card in the postage prepaid envelope provided.

     All shareholders are cordially invited to attend the Annual Meeting.

                                            By Order of the Board of Directors

                                            /S/STAN McCORMICK
                                            STAN McCORMICK
                                            Corporate Secretary

Dated: April 19, 2001
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Notice of Annual Meeting of Shareholders....................  Cover
Proxy Statement for the Annual Meeting of Shareholders......      1
Election of Directors (Item 1 on Proxy Card)................    2-4
General Information about the Board of Directors............      5
Meetings and Committees of the Board........................      6
Executive Compensation and Related Information
  1. Board Compensation and Benefits Committee Report on
     Executive Compensation.................................    7-9
  2. Compensation and Benefits Committee Interlocks and
     Insider Participation in Compensation Decisions........      9
  3. Summary of Cash and Certain Other Compensation.........  10-11
  4. Other Plans and Agreements.............................  11-13
  5. Executive Stock Ownership..............................     13
Performance Graph...........................................     14
Principal Shareholders......................................     15
Transactions with Management and Others.....................     15
Approval of the Cullen/Frost Bankers, Inc. 2001 Stock Plan
  (Item 2 on Proxy Card)....................................  16-21
Approval of the Amendment to the Cullen/Frost Bankers, Inc.
  1997 Director Stock Plan (Item 3 on Proxy Card)...........  22-23
Selection of Auditors (Item 4 on Proxy Card)................     24
Audit Committee Report......................................     24
Section 16(a) Beneficial Ownership Reporting Compliance.....     25
Shareholder Proposals.......................................     25
Other Matters...............................................     25
Annex A -- 2001 Stock Plan..................................  A1-A8
Annex B -- 1997 Director Stock Plan.........................  B1-B5
Annex C -- Audit Committee Charter..........................  C1-C2

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

                              [CULLEN FROST LOGO]

                            100 WEST HOUSTON STREET
                            SAN ANTONIO, TEXAS 78205

--------------------------------------------------------------------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001
--------------------------------------------------------------------------------

                      SOLICITATION AND REVOCATION OF PROXY

     The Board of Directors of Cullen/Frost Bankers, Inc. ("Cullen/Frost" or the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders. The meeting will be held on May 30, 2001. This Proxy Statement and the accompanying proxy card are being mailed to shareholders beginning on or about April 19, 2001.

     The Company will pay for solicitation of these proxies for the Annual Meeting. The Directors, officers, and employees of Cullen/Frost may solicit proxies by mail, telephone, telegram, facsimile, or in person. Cullen/Frost has also retained Georgeson & Co., Inc. to assist in the solicitation of proxies, for a fee of approximately $6,500.00 plus out-of-pocket expenses. Cullen/Frost has requested that brokers, nominees, fiduciaries, and other custodians forward proxy-soliciting material to the beneficial owners of Cullen/Frost Common Stock. Cullen/Frost will reimburse them for their out-of-pocket expenses.

     All shares of Cullen/Frost Common Stock represented by properly executed proxies, if returned in time, will be voted at the meeting in accordance with the proxy's instructions. If no direction is given, proxies will be voted for all the proposals listed on the proxy and in the discretion of persons named on the proxy in connection with any other business properly coming before the meeting. If authority to vote on any matter is withheld, the shares will still be counted for determining the number of shares present at the meeting.

     A shareholder may revoke a proxy at any time before it is voted by delivering a written revocation notice at the Company's principal executive office to the Secretary of Cullen/Frost, Stan McCormick, 100 West Houston Street, San Antonio, Texas 78205. A shareholder who attends the meeting may vote by ballot at the meeting if desired, and such vote will cancel any proxy vote previously given.

                              VOTING OF SECURITIES

     The only class of voting securities of Cullen/Frost outstanding and entitled to vote at the meeting is Common Stock, par value $0.01 per share. On April 6, 2001, there were outstanding 51,551,446 shares of Common Stock, each entitled to one vote. A quorum of shareholders is required to hold a valid meeting. If the holders of at least a majority of the issued and outstanding shares are present or represented by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum.

     Directors are elected by a plurality of the votes cast at the meeting. Other action is by the vote of the holders of a majority of the shares present or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than Director elections.

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                                        1

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                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     The Company's Bylaws provide for a classified Board of Directors. Directors are assigned to one of three classes, all classes as equal in number as possible. The term of office of Class III will expire at the 2002 Annual Meeting, Class I at the 2003 Annual Meeting, and the term of office of Class II expires at this 2001 Annual Meeting.

     Of the nine directors assigned to Class II, the five that have been nominated to serve for a new three-year term are: Mr. Royce S. Caldwell, Mr. Richard W. Evans, Jr., Mr. T. C. Frost, Mr. Richard M. Kleberg, III and Mr. Horace Wilkins, Jr. The following directors are not standing for re-election and will be retiring from the Board of Directors after the Annual Meeting pursuant to the Board of Directors' retirement age policy: Mr. Ruben R. Cardenas, Mr. Henry E. Catto, Jr., Mr. Cass O. Edwards and Mr. James W. Gorman, Jr. If any director is unable to stand for re-election the Board may fill a directorship. The Board has nominated for election as new Class II directors Mr. Preston M. Geren III and Mrs. Karen E. Jennings and for election as a new Class I director Mr. Carlos Alvarez. If any nominee is unable to serve, the individuals named as proxies on the enclosed proxy card will vote the shares to elect the remaining nominees and any substitute nominee or nominees designated by the Board.

     The tables below provide information about each nominee and about each Director whose term continues after the meeting.

NOMINEES FOR TERM EXPIRING IN 2004:
CLASS II
--------

                                                                               SHARES OWNED(1)
                                                                           ------------------------
                                                                           AMOUNT AND
                                                                           NATURE OF
                                     PRINCIPAL OCCUPATION      DIRECTOR    BENEFICIAL
           NAME             AGE     DURING PAST FIVE YEARS      SINCE      OWNERSHIP        PERCENT
           ----             ---     ----------------------     --------    ----------       -------
Royce S. Caldwell.........  62    Former Vice Chairman, SBC      1994         14,800        0.03%
                                  Operations, SBC
                                  Communications Inc.
Richard W. Evans, Jr. ....  54    Chairman of the Board,         1993        398,510(3)     0.76%
                                  Chief Executive Officer,
                                  and President of
                                  Cullen/Frost; Chairman of
                                  the Board and Chief
                                  Executive Officer of The
                                  Frost National Bank, a
                                  Cullen/Frost Subsidiary
T. C. Frost...............  73    Senior Chairman of the         1966      1,548,572(3,5)   2.95%
                                  Board of Cullen/Frost
Preston M. Geren III......  49    Attorney and Businessman;      2001        242,590(7)     0.46%
                                  Former U.S. Congressman,
                                  12th District of Texas
Karen E. Jennings.........  50    Senior Executive Vice          2001            100(6)     0.00%
                                  President Human Resources,
                                  SBC Communications Inc.
Richard M. Kleberg, III...  58    Banking and Investments        1992         22,400        0.04%
                                                                (Table continued on following page)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               SHARES OWNED(1)
                                                                           ------------------------
                                                                           AMOUNT AND
                                                                           NATURE OF
                                     PRINCIPAL OCCUPATION      DIRECTOR    BENEFICIAL
           NAME             AGE     DURING PAST FIVE YEARS      SINCE      OWNERSHIP        PERCENT
           ----             ---     ----------------------     --------    ----------       -------
Horace Wilkins, Jr. ......  50    Former President, Special      1997         14,400        0.03%
                                  Markets, SBC
                                  Communications Inc.;
                                  former Regional President,
                                  Southwestern Bell
                                  Telephone Co.

NOMINEE FOR TERM EXPIRING IN 2003:
CLASS I
-------
Carlos Alvarez............  50    Chairman, President and        2001            300(6)     0.00%
                                  Chief Executive Officer of
                                  The Gambrinus Company

DIRECTORS WHOSE TERM EXPIRES IN 2003:
CLASS I
-------
Isaac Arnold, Jr. ........  65    Oil, real estate,              1977         41,968        0.08%
                                  investments
Harry H. Cullen...........  65    Oil, real estate,              1993        302,532(2)     0.58%
                                  investments
Patrick B. Frost..........  41    President, The Frost           1997        195,744(3,5)   0.37%
                                  National Bank, a
                                  Cullen/Frost Subsidiary
James L. Hayne............  67    Managing partner of Catto      1977        158,716(4)     0.30%
                                  & Catto Insurance
Robert S. McClane.........  62    President, McClane             1985         40,560        0.08%
                                  Partners, LLC; former
                                  President of Cullen/Frost
Mary Beth Williamson......  68    Education (Consultant)         1996         14,880        0.03%

DIRECTORS WHOSE TERM EXPIRES IN 2002:
CLASS III
---------
R. Denny Alexander........  55    Investments; former            1998        162,612(4)     0.31%
                                  Chairman, Overton Bank &
                                  Trust and Director,
                                  Overton Bancshares, Inc.
                                  (merged with Cullen/Frost)
Bob W. Coleman............  69    President and Chief            1997         19,113(4)     0.04%
                                  Executive Officer, Texace
                                  Corporation
Eugene H. Dawson, Sr. ....  66    Chairman of the Board,         1996         44,403        0.08%
                                  Pape-Dawson Consulting
                                  Engineers
Ruben M. Escobedo.........  63    Certified Public               1996         19,000        0.04%
                                  Accountant
Joe R. Fulton.............  66    President, Fulton              1997         35,000        0.07%
                                  Construction Corporation
Ida Clement Steen.........  48    Investments                    1996         16,300        0.03%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------

(1) Beneficial ownership is as of December 31, 2000 unless otherwise indicated. The owners have sole voting and investment power for the shares of Cullen/Frost Common Stock reported. Beneficial ownership includes shares which the individual had a right to acquire pursuant to stock options exercisable within sixty (60) days from December 31, 2000: Mr. T. C. Frost 369,224(5); Mr. R. Denny Alexander 8,000; Mr. Richard W. Evans, Jr. 215,564; Mr. Patrick B. Frost 134,648; and Mr. Robert S. McClane 8,000; all other Directors 14,000 options each. The number of shares of Cullen/Frost Common Stock beneficially owned by all Directors, nominees and named executive officers as a group is disclosed on page 13.

(2) Includes 110,712 shares for which Mr. Harry H. Cullen has shared voting and investment power with others. Also served as a Director of Cullen Bank, a former Cullen/Frost subsidiary, from 1969 to 1993.

(3) Includes the following shares allocated under the 401(k) Stock Purchase Plan for Employees of Cullen/Frost Bankers, Inc., for which each beneficial owner has both sole voting and investment power: Mr. T. C. Frost 44,354; Mr. Evans 33,539; and Mr. P. Frost 14,708. In addition, the number of shares reported for Mr. T. C. Frost includes 58,684(5) shares held in the Pat and Tom Frost Foundation Trust for which Mr. T. C. Frost disclaims beneficial ownership.

(4) Disclaims beneficial ownership of shares: Mr. R. Denny Alexander 21,000 shares held in a charitable foundation; Mr. Bob W. Coleman 2,000 shares held in a charitable foundation; Mr. James L. Hayne 125,120 shares due to spouse's investment in a limited partnership.

(5) Beneficial ownership is as of January 31, 2001.

(6) New Director Nominees purchase of shares as of March 31, 2001.

(7) Includes 59,140 shares held by a family limited partnership of which Mr. Preston M. Geren III is a general partner and of which Mr. Preston M. Geren III and his wife are limited partners. Mr. Preston M. Geren III disclaims beneficial ownership of the shares held by such family limited partnership except to the extent of his pecuniary interest therein.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

     No nominee has had any other principal occupation or employment with Cullen/Frost or any of its subsidiaries within the last five years.

     The following are directorships held by nominees and Directors in public companies (other than Cullen/ Frost) or in investment companies:

Mr. Arnold....  Nuevo Energy Co.
Mr. Caldwell..  SBC Communications Inc.
                Southwestern Bell Telephone
                  Company
Mr. Escobedo... Valero Energy Corp.
Mr. Geren.....  Anadarko Petroleum Corporation
                Texas New Mexico Power Co.
Mr. McClane...  Prodigy Communications
Mr. Wilkins...  American Water Works Company,
                  Inc.

     There are no arrangements or understandings between any nominee or Director of Cullen/Frost and any other person regarding their selection as a Director nominee.

     The only family relationships among the Directors or executive officers of Cullen/Frost which are first cousin or closer are those of Messrs. T.C. Frost and Patrick B. Frost, who are father and son; Messrs. Harry H. Cullen and Isaac Arnold, Jr. who are first cousins.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Cullen/Frost Board of Directors usually has four regularly scheduled meetings each year. In 2000 there were four meetings. The Board has Executive, Audit, Compensation and Benefits, and Strategic Planning Committees. The Committees' functions and current members are as follows:

                                       EMPLOYEE
          COMMITTEE/MEMBERS             (Y)ES                           FUNCTION
          -----------------            --------                         --------
EXECUTIVE
       MEETINGS IN 2000: Four
  Richard W. Evans, Jr.                   Y       - Acts for the Board of Directors between meetings,
  Patrick B. Frost                        Y       except as limited by Board resolutions, the
  T.C. Frost                              Y       Company's Bylaws, or Texas law
AUDIT
       MEETINGS IN 2000: Four
  Isaac Arnold, Jr.                               - Reviews:
  Royce S. Caldwell                               Scope and results of outside audits
  Ruben R. Cardenas                                    Outside auditors' performance of non-audit
  Eugene H. Dawson, Sr.                            services
  Richard M. Kleberg, III                              Independence of outside auditors
                                                       Internal audits and loan reviews
                                                       Regulatory examinations
                                                       Financial reporting practices of Cullen/Frost
                                                  - Recommends choice for outside auditor
COMPENSATION AND BENEFITS
       MEETINGS IN 2000: Two
  Ruben M. Escobedo                               - Recommends compensation for certain officers
  James W. Gorman, Jr.                            - Administrative committee for the Company's:
  Mary Beth Williamson                            Retirement Plan
  John C. Korbell                                      1983 and 1988 Non-Qualified Stock Option Plan
  (Advisory Director)                                  Restricted Stock Plan
                                                       401(k) Stock Purchase Plan
                                                       1991 Thrift Stock Purchase Plan
                                                       1992 Stock Plan
                                                       2001 Stock Plan
                                                       Pre-Tax Benefit Plan
                                                       Group Medical and Life Insurance Plans
                                                       1997 Director Stock Plan
STRATEGIC PLANNING
       MEETINGS IN 2000: Four
  R. Denny Alexander                              - Analyzes strategic directions for the Company
  Isaac Arnold, Jr.                               - Monitors corporate mission statement and capital
  Royce S. Caldwell                               planning
  Eugene H. Dawson, Sr.                           - Reviews short-term and long-term goals
  Richard W. Evans, Jr.                   Y
  T.C. Frost                              Y
  James L. Hayne

     During 2000, all of the current Directors attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees on which he or she served.

     Directors who are Cullen/Frost employees receive no fees for their services as Directors or committee members. Outside Directors receive $7,500 as an annual retainer fee, $1,250 for each board meeting attended, and a fee of $750 for each committee meeting to which he or she has been appointed. The Chairman of the Audit Committee receives $1,500 for each Audit Committee meeting attended. Each Director also receives a grant of stock options each year (stock options in the amount of 4,000 shares were granted to each Director in 2000). In addition, all but one of our Directors receive fees for serving as Directors of Cullen/Frost's subsidiary bank, The Frost National Bank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

1. BOARD COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors (the "Committee") maintains compensation programs for the Company's executive officers that further the Company's mission.

COMPENSATION POLICIES

     - Compensation levels should be competitive with the median of comparable financial organizations to attract and maintain stable, successful management team;

     - Executives' total compensation packages should depend upon the level of success in meeting specified Company and individual performance goals;

     - Executive ownership of the Company's Common Stock should be encouraged to align executives' interests with shareholders' interests; and

     - Sustained superior performance by individual executives should be rewarded.

COMMITTEE FUNCTIONS

     - Comprised of three independent, non-employee directors and one independent, non-employee advisory director;

     - Develop compensation policies linked to strategic business objectives and Company values;

     - Approve, assess, and administer compensation programs in support of compensation policies; and

     - Review all salary arrangements and other remuneration for a group of senior executives.

     Each year an independent consultant engaged by the Committee provides a comprehensive analysis of competitive market data. The data compares the Company's compensation practices and programs to a group of comparator companies that have business operations, total assets, market capitalizations, and lines of business similar to the Company. These companies include, but are not limited to, the companies in the Standard & Poor's (S&P's) Major Regional Bank Index. The Committee has chosen not to use solely the S&P's Major Regional Bank Index as its comparator group for compensation purposes since detailed data for all senior executives at the banks comprising the index is not available.

     The S&P's Major Regional Bank Index was used for comparison of total shareholder return shown in the Performance Graph on page 14.

     Key elements of the Company's executive compensation are base salary, annual incentives, and long-term compensation. The Committee considers all elements of an executive's total compensation package, including severance plans, insurance, and other benefits.

BASE SALARY

     - Represented 48% of total executive compensation in 2000.

     - Reviewed annually for each of the four highest-paid executives.

     - Based on subjective evaluation of individual performance, achievement, and contribution to growth.

     - May be adjusted to reflect competitive market levels following performance evaluations.

     - May be adjusted to attract and retain appropriate officers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     - Company base salary levels were slightly below median market levels of comparator companies in 2000.

     - Merit increases were at a rate comparable to the increases provided at comparator companies.

ANNUAL INCENTIVES

     - Represented 13% of total executive compensation in 2000.

     - Promote and reward teamwork as measured by overall corporate performance and also recognize individual contributions.

     - No bonus pool established until Company achieves a predetermined level of financial performance as established by the Committee.

     - Committee has authority to adjust the total bonus pool up or down by 20%.

LONG-TERM INCENTIVES

     - Represented 39% of total executive compensation in 2000.

     - Award size dependent upon levels of responsibility, prior experience, individual performance, and compensation practices at comparator companies.

     - Current stock holdings and the magnitude of outstanding long-term incentives are not considered in making current awards.

STOCK OPTIONS

     - Primary long-term incentive vehicle.

     - Nonqualified stock options granted at a price not less than the fair market value of the Common Stock on the date of grant.

     - Size of stock option grants determined based on a percentage of annualized base salary; may be adjusted based on Committee's subjective evaluation of individual factors and historical awards.

     - Committee's objective is to deliver a competitive award opportunity.

     - Number awarded varies from year to year.

RESTRICTED STOCK

     - Provides executives with immediate link to shareholder interests.

     - Helps maintain a stable executive team.

     - No restricted stock was granted to senior executives in 2000.

CEO COMPENSATION

     The Committee established Mr. Evans' base salary at $550,000, which approximates the median level of CEOs at comparator companies. The Committee awarded Mr. Evans a bonus of $400,000 for 2000, which was above his 60% target bonus of $330,000. The additional bonus was in recognition of the outstanding financial results of the Company and his exceptional leadership in 2000. The Committee also increased Mr. Evans bonus target to 65% to more closely approximate market levels. Mr. Evans was also granted 150,000 options with an exercise price of $33.31 as detailed in the table on page 10. This award approximated the median level for CEOs of comparator companies. As of December 31, 2000, Mr. Evans had beneficial ownership of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

398,510 shares of stock (includes 215,564 shares of which he has a right to receive pursuant to presently exercisable options).

SECTION 162(m)

     Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers unless the compensation is performance-based. One condition to qualify compensation as performance-based is to establish the amount of the award on an objective formula that precludes any discretion. The Committee continues to review the impact of this tax code provision on the Company's incentive plans and has determined that Section 162(m) is currently inapplicable because no named executive officer receives compensation in excess of $1 million. The Committee also believes it is in the Company's and shareholders' best interests to retain the discretionary evaluation of individual performance as provided in the annual incentive plan.

CONCLUSION

     The Committee believes these executive compensation policies and programs effectively serve the interests of shareholders and the Company. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.

     The Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

      Ruben M. Escobedo, Chairman
      James W. Gorman, Jr.
      John C. Korbell (Advisory Director)
      Mary Beth Williamson

2. COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     Since January 1, 2000, some of the members of the Compensation and Benefits Committee of Cullen/ Frost, and some of their associates, have been and continue to be customers of one or more of the Cullen/ Frost subsidiary banks. In the opinion of management, these transactions were in the ordinary course of such banks' business. No special treatment was given with respect to interest rates, collateral, or risk. Additional transactions in the future may be expected to take place in the ordinary course of such banks' business.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The table below gives information on compensation for the Senior Chairman of Cullen/Frost and the other three most highly compensated executive officers (the "named executive officers").

                                              ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                     -------------------------------------   -----------------------------------------------
NAME AND                                                    OTHER ANNUAL     RESTRICTED    STOCK OPTIONS        ALL OTHER
PRINCIPAL POSITION            YEAR    SALARY     BONUS     COMPENSATION(1)    STOCK(2)    (# OF SHARES)(3)   COMPENSATION(4)
------------------            ----   --------   --------   ---------------   ----------   ----------------   ---------------
T. C. Frost.................  2000   $ 30,000   $     --       $27,902        $     --          8,000            $31,372
  Senior Chairman             1999   $ 30,000   $     --       $21,691        $     --          8,000            $32,105
  Cullen/Frost                1998   $ 30,000   $     --       $22,552        $     --          8,000            $35,115
Richard W. Evans, Jr. ......  2000   $550,000   $400,000       $23,064        $     --        150,000            $44,920
  Chairman & CEO              1999   $491,667   $300,000       $ 8,175        $247,500        140,000            $23,980
  Cullen/Frost                1998   $413,333   $275,000       $16,193        $241,563         90,000            $30,920
Phillip D. Green............  2000   $255,000   $125,000       $ 2,107        $     --         45,000            $ 6,679
  Chief Financial Officer     1999   $238,333   $100,000       $ 1,867        $ 74,250         40,000            $ 6,776
  Cullen/Frost                1998   $214,167   $ 95,000       $ 6,088        $ 43,481         20,000            $14,417
Patrick B. Frost............  2000   $260,000   $ 91,000       $ 2,084        $     --         40,000            $ 5,964
  President, San Antonio      1999   $247,500   $ 74,300       $ 1,939        $ 74,250         40,000            $ 5,788
  Cullen/Frost                1998   $232,500   $ 73,500       $ 6,622        $ 48,313         22,000            $14,495

---------------

(1) Represents payments to compensate the employee for income taxes on elective deferrals and company matching contributions to Cullen/Frost's 1991 Thrift Stock Purchase Plan ("1991 Thrift Plan") and comparable benefits to the Company's 401(k) Plan for all employees whose participation in the 401(k) Plan is limited by the Internal Revenue Code. This is approximately 23 employees for 2000. Mr. T. C. Frost's values represent $27,902 to reimburse him for taxes on life insurance premiums paid for by the Company. Mr. Evans' values include $13,231 to reimburse him for taxes on life insurance premiums paid for by the Company.

(2) Represents the dollar value of restricted stock awards based on the closing market price of Cullen/Frost stock on grant date. The total number of restricted shares and their aggregate market value at December 31, 2000 were: Mr. T. C. Frost 0 shares at $0; Mr. Evans 20,000 shares valued at $836,260; Mr. Green 4,800 shares valued at $200,702; and Mr. P. Frost 5,000 shares valued at $209,065. Aggregate market value is based on fair market value of $41.813 at December 31, 2000. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to shareholders of unrestricted shares. Stock awarded in 1998 and 1999 vests at the end of four years from the date of the award. No restricted stock was granted to the named executive officers in 2000.

(3) Reflects adjustment for the 2-for-1 stock split in 1999.

(4) Represents total and/or imputed income from certain insurance premiums paid by Cullen/Frost and the Company's contributions to the 1991 Thrift Plan. The amounts for insurance premiums and/or imputed income for 2000 and 1999 were $54,915 and $38,193 respectively. The Company's contribution to the 1991 Thrift Plan was $34,020 in 2000 and $30,456 in 1999.

--------------------------------------------------------------------------------
                                        10
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--------------------------------------------------------------------------------

     The following tables give information on stock options for 2000 under the Cullen/Frost Bankers, Inc. 1992 Stock Plan to the named executive officers:

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                                     POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED
                                            NUMBER OF       % OF TOTAL                               ANNUAL RATES OF STOCK
                                           SECURITIES      OPTIONS/SARS                             PRICE APPRECIATION FOR
                                           UNDERLYING       GRANTED TO                                  OPTION TERM(2)
                                          OPTIONS/ SARS    EMPLOYEES IN    EXERCISE   EXPIRATION   -------------------------
                  NAME                       GRANTED      FISCAL YEAR(1)    PRICE        DATE          5%            10%
                  ----                    -------------   --------------   --------   ----------   -----------   -----------
T. C. Frost.............................       8,000           0.5%         $33.31    10/30/2006   $    90,629   $   205,606
Richard W. Evans, Jr. ..................     150,000          10.2%         $33.31    10/30/2006   $ 1,699,288   $ 3,855,105
Phillip D. Green........................      45,000           3.1%         $33.31    10/30/2006   $   509,786   $ 1,156,531
Patrick B. Frost........................      40,000           2.7%         $33.31    10/30/2006   $   453,143   $ 1,028,028
All Shareholders........................         N/A            N/A         $33.31    10/30/2006   $16,619,035   $37,702,922

---------------

(1) Based on 1,467,000 options granted to all employees in 2000.

(2) Shows potential realizable value at assumed annual rates for all shareholders based on 51,430,082 shares outstanding as of December 31, 2000. Gains on "All Shareholders" assume a base price of $33.31.

            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                    TOTAL NUMBER OF SECURITIES    TOTAL VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS/
                                               SHARES                 OPTIONS/SARS AT FISCAL          SARS HELD AT FISCAL
                                              ACQUIRED                      YEAR-END(1)                   YEAR-END(2)
                                                 ON       VALUE     ---------------------------   ---------------------------
                    NAME                      EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    ----                      --------   --------   -----------   -------------   -----------   -------------
T. C. Frost.................................     --         --        477,024         40,800      $15,645,230    $1,007,490
Richard W. Evans, Jr. ......................     --         --        215,564        254,400      $ 6,459,027    $5,796,585
Phillip D. Green............................     --         --         66,400         69,600      $ 1,915,091    $1,638,532
Patrick B. Frost............................     --         --        134,648         72,800      $ 4,216,131    $1,663,342

---------------

(1) Reflects 10% stock dividend in 1993 and 2-for-1 stock split in 1996 and 1999.

(2) Total value of options based on fair market value of Company Stock of $41.813 as of December 31, 2000.

4. OTHER PLANS AND AGREEMENTS

  Retirement Plan and Restoration Plan

     Cullen/Frost has a non-contributory Retirement Plan and Trust for Employees of Cullen/Frost Bankers, Inc. and its Affiliates for eligible employees which is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974. It also has a Restoration Plan which provides benefits in excess of the limits under Section 415 of the Internal Revenue Code and in excess of limits on eligible earnings under Section 401(a)(17) of the Internal Revenue Code; benefits are provided in connection with both the Retirement Plan and a previous employee stock ownership plan. The entire cost of the Retirement and Restoration Plans is provided by Cullen/Frost and its subsidiaries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Pension Plan Table below shows the anticipated annual benefit, computed on a straight line basis, payable under the Retirement Plan and Restoration Plan upon the normal retirement of a vested executive officer of Cullen/Frost at age 65 after 15, 20, 25, 30, 35, 40, 45 and 50 years of credited service at specified annual compensation levels.

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
               ------------------------------------------------------------------------------------
REMUNERATION      15         20         25        30         35         40         45         50
------------   --------   --------   --------   -------   --------   --------   --------   --------
  $175,000     $ 43,147   $ 57,529   $ 71,911   $86,293   $100,675   $111,613   $122,550   $133,488
   200,000       49,709     66,279     82,849    99,418    115,988    128,488    140,988    153,488
   225,000       56,272     75,029     93,786   112,543    131,300    145,363    159,425    173,488
   250,000       62,834     83,779    104,724   125,668    146,613    162,238    177,863    193,488
   300,000       75,959    101,279    126,599   151,918    177,238    195,988    214,738    233,488
   400,000      102,209    136,279    170,349   204,418    238,488    263,488    288,488    313,488
   450,000      115,334    153,779    192,224   230,668    269,113    297,238    325,363    353,488
   500,000      128,459    171,279    214,099   256,918    299,738    330,988    362,238    393,488
   550,000      141,584    188,779    235,974   283,168    330,363    364,738    399,113    433,488
   600,000      154,709    206,279    257,849   309,418    360,988    398,488    435,988    473,488
   650,000      167,834    223,779    279,724   335,668    391,613    432,238    472,863    513,488

     The Retirement Plan provides a monthly benefit based on a percentage of an eligible employee's final average compensation based on the highest three years of compensation during the last ten years of service. Included in "Compensation" according to the Retirement Plan are Salary, Overtime, Bonuses, Commissions, and Wages deferred for the Company 401(k) Plan or used to pay health care premiums, expenses, or parking under the Company Pre Tax Plan (Internal Revenue Code
Section 125 Plan). Participants in the Plan are fully vested in their accrued benefits under the Plan upon attaining age 65 or after five years of service, whichever occurs first. Death benefits are provided to married participants who have completed five years of service. Normal retirement is at age 65 but early retirement is available starting at age 55. Early retirement benefits are provided on a reduced basis. The benefit amounts listed in the table represent amounts payable from the plans and are not subject to any additional deduction for Social Security benefits or other offset amounts.

     The years of credited service under the Retirement Plan as of December 31, 2000 for each person named in the Summary Compensation Table on page 10 are: Mr.
T. C. Frost -- 51 years; Mr. Evans -- 30 years (40 years at age 65); Mr. P. Frost -- 16 years (41 years at age 65); and Mr. Green -- 20 years (39 years at age 65). Mr. T. C. Frost activated his retirement benefit effective July 1, 1994, but still remains an active employee. Each year his retirement benefits will be recalculated based on his earnings for that year.

     The Company also maintains a Supplemental Executive Retirement Plan (SERP). The plan provides for target retirement benefits, as a percentage of annual cash compensation, beginning at age 55. The target percentage is 45 percent of annual cash compensation at age 55, increasing to 60 percent at age 60 and later. Benefits under the SERP are reduced dollar-for-dollar by benefits received under the Retirement and Restoration Plans, described previously, and any Social Security benefits. Mr. Evans currently participates in the SERP. At current salary levels, at age 60, Mr. Evans would receive $94,350 annually.

  Change-in-Control Agreements

     Cullen/Frost has change-in-control agreements with three of the four named executives above and other key employees. The main purposes of these agreements are: (i) to help executives evaluate objectively whether a potential change-in-control is in the best interests of shareholders; (ii) to help protect against the departure of executives, thus assuring continuity of management, in the event of an actual or threatened merger or change-in-control; and (iii) to maintain compensation and benefits comparable to those available from competing employers. "Change-in-control" is defined as an acquisition of 20 percent or more of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Cullen/Frost Common Stock by an individual, corporation, partnership, group, association, or other person; certain changes in the composition of the Board of Directors by 50 percent or more; or certain changes-in-control which must be reported to the Securities and Exchange Commission.

     Messrs. Evans, P. Frost, and Green could receive severance payments equal to three times their base salary and target bonus if their position is terminated within two years following the change-in-control either by Cullen/Frost, if the termination is for reasons other than cause, disability or retirement, or by the covered person if the covered person terminates his employment for good reason. Good reason is defined as a significant reduction or change in responsibility, involuntary transfer to a new location, a reduction in compensation or benefits, the failure of any successor to Cullen/Frost to assent to such change-in-control agreement, any purported termination by Cullen/Frost of the covered person without providing such person a proper written notice of termination or, in the case of the three executives, their good faith determination, within 90 days of a change-in-control, that as a result of the change-in-control they are not able to discharge their duties effectively. The agreements also provide for a continuation of certain employee benefits and a tax gross-up payment in an amount necessary to make the executive whole for any excise taxes paid as a result of the severance payments.

5. EXECUTIVE STOCK OWNERSHIP

     The table below lists the number of shares of Cullen/Frost Common Stock beneficially owned by each of the named executive officers and by all directors, nominees, and executive officers of Cullen/Frost as a group:

                                                                  SHARES OWNED(1,2)
                                                              -------------------------
                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL
                                                              OWNERSHIP(3)      PERCENT
                                                              ------------      -------
T.C. Frost..................................................    1,548,572(4,6)   2.95%
Richard W. Evans, Jr. ......................................      398,510        0.76%
Patrick B. Frost............................................      195,744(6)     0.37%
Phillip D. Green............................................      105,747        0.20%
All directors, nominees and executive officers as a Group
  (27 persons, including two advisory directors)............    4,328,500(5,7)   8.25%

---------------

(1) All balances reflect two for one stock split paid in 1996 and 1999.

(2) Beneficial ownership is as of December 31, 2000 unless otherwise indicated. Beneficial ownership includes shares for which the individual had a right to acquire pursuant to employee stock options exercisable within sixty (60) days from December 31, 2000, as follows: Mr. T. C. Frost 369,224(6); Mr. Evans 215,564; Mr. P. Frost 134,648(6); Mr. Green 66,400 and all executive officers and directors as a group 1,019,836.

(3) Includes the following shares allocated under the 401(k) Stock Purchase Plan for which each beneficial owner has both sole voting and investment power:
    Mr. T. C. Frost 44,354; Mr. Evans 33,539; Mr. P. Frost 14,708; and Mr. Green 19,968.

(4) Includes 58,684(6) shares held in the Pat and Tom Frost Foundation Trust for which Mr. T. C. Frost disclaims beneficial ownership.

(5) Includes 112,569 shares for which directors, nominees and named executive officers have both sole voting and investment power; 150,268 shares with shared voting and shared investment power with others; and 187,094 shares owned by two advisory directors.

(6) Beneficial ownership is as of January 31, 2001.

(7) New Director Nominees purchase of shares as of March 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PERFORMANCE GRAPH

     The following performance graph compares the cumulative total shareholder return on Cullen/Frost Common Stock with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and the Standard & Poor's Major Regional Bank Index.

5 YEAR TOTAL SHAREHOLDER RETURN

                              [PERFORMANCE GRAPH]

              -----------------------------------------------------------------------------------------------------------
                                                      1995        1996        1997        1998        1999        2000
              -----------------------------------------------------------------------------------------------------------
               Cullen Frost                              $100        $136        $254        $235        $226        $377
               S&P 500                                   $100        $122        $163        $210        $254        $231
               S&P 500 Banks (Major Regional)            $100        $136        $205        $226        $194        $248

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

     At December 31, 2000 the only shareholders known by the management of Cullen/Frost to own beneficially more than five percent of the outstanding shares of Cullen/Frost Common Stock were:

                                                                       INVESTMENT
                                   VOTING AUTHORITY                    AUTHORITY              AMOUNT OF     PERCENT
                            -------------------------------   ----------------------------    BENEFICIAL      OF
     NAME AND ADDRESS        SOLE      SHARED       NONE       SOLE     SHARED     NONE      OWNERSHIP(1)    CLASS
--------------------------  -------   ---------   ---------   -------   ------   ---------   ------------   -------
Cullen/Frost Bankers,
  Inc. ...................  344,433   3,037,249   1,087,292   334,609   49,851   4,084,514    4,468,974      8.7%
P. O. Box 1600
San Antonio, Texas 78296

---------------

(1) Cullen/Frost owned no securities of Cullen/Frost for its own account. All of the shares are held by the Cullen/Frost subsidiary bank, The Frost National Bank. The Bank has reported that the securities registered in its name as fiduciary or in the names of various of its nominees are owned by many separate accounts. The accounts are governed by separate instruments which set forth the powers of the fiduciary with regard to the securities held.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Since January 1, 2000 some of the executive officers and Directors of Cullen/Frost, and some of their associates, are current or past customers of the Company. Transactions with the Company have been in the ordinary course of business. Other transactions have included, in addition to borrowings from the subsidiary bank, the following:

          1. Cullen/Frost and some of its subsidiaries have policies of insurance written through Catto & Catto Insurance. Mr. Hayne a Cullen/Frost director, is a partner in the insurance company. Fees paid by Cullen/Frost and its subsidiaries aggregated less than five percent of the total gross revenues of Catto & Catto Insurance for its fiscal year ended December 31, 2000.

          2. The offices of the Leopard Financial Center of The Frost National Bank were renovated to accommodate a long-term lease with the City of Corpus Christi. During 2000, payment of $559,495.80 was made by Frost Bank to Fulton Construction Corporation/Coastcon Corp., a Joint Venture. Mr. Joe
     R. Fulton, a Director of Cullen/Frost, owns a 66.7 percent interest in Fulton Construction Corporation/ Coastcon Corp., a Joint Venture.

     In the opinion of management, all of the foregoing transactions had substantially the same terms, interest rates, collateral, or risk as those transactions with unaffiliated individuals. Additional transactions may take place in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   APPROVAL OF THE CULLEN/FROST BANKERS, INC.
                                2001 STOCK PLAN
                             (ITEM 2 ON PROXY CARD)

OVERVIEW AND ADOPTION OF THE PLAN

     The Board of Directors has adopted, subject to shareholder approval, the Cullen/Frost Bankers, Inc. 2001 Stock Plan. The complete text of the 2001 Stock Plan is attached as Annex A.

     The purpose of the Plan is to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success, and to allow Participants to share in the success of the Company.

     The Plan provides for the grant of various types of economic incentives ("awards") to employees in any one or a combination of various forms, including:
(i) stock options; (ii) stock appreciation rights; (iii) restricted stock; and
(iv) restricted stock units. A stock option granted under the Plan may be either an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or a nonqualified stock option which is not intended to qualify as an ISO ("nonqualified option" or "NQSO"). The term "option" herein means either an ISO or a NQSO. An employee holding an award is referred to here as a "Participant."

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and it is not qualified under Section 401(a) of the Code.

ADMINISTRATION OF THE PLAN

     The Plan will be administered by the Compensation and Benefits Committee of the Board (the "Committee"). The members of the Committee will be appointed from time to time and will serve at the sole discretion of the Board. The Committee will have the authority to delegate administrative duties to officers, employees, or directors of the Company. To obtain additional information about the Plan or its administrators, please contact Mr. Jim Eckel, Attention:
Corporate Personnel Department, Telephone: 210/220-4360.

     To the extent permitted by law and applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

ELIGIBILITY

     Awards under the Plan may be granted to employees of the Company who, in the opinion of the Committee, are from time to time materially responsible for the management, growth and protection of a material part of all of the business or functions of the Company or a subsidiary or affiliate of the Company.

DURATION, TERMINATION, AND AMENDMENT OF THE PLAN

     Subject to shareholder approval, the Plan will become effective as of May 30, 2001 (the "Effective Date"), and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time. However, in no event may an award be granted under the Plan on or after the tenth anniversary of the Effective Date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Board may amend or terminate the Plan, or any award outstanding under the Plan, at any time, provided; however, that no such amendment, or termination of any award theretofore granted may be made which would impair the rights of the holders of such awards without the consent of such award holders.

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     Subject to the terms of the Plan, the number of shares of Company Common Stock ("shares") reserved for delivery to Participants under the Plan will be 4,830,790. No more than 429,970 shares reserved for issuance under the Plan may be granted in the form of restricted stock. The Committee will determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan.

DESCRIPTION OF AWARDS UNDER THE PLAN

     The Committee may grant the following types of awards under the new Plan:

          Stock Options

        An option is the right to purchase one or more shares of Common Stock at a specified price, as determined by the Committee. The Committee may grant nonqualified stock options and incentive stock options. An option is exercisable at such times and subject to such terms and conditions as the Committee determines. No more than 400,000 shares subject to options may be granted to any Participant in a fiscal year.

          Stock Appreciation Rights

        Stock appreciation rights are rights that, when exercised, entitle the Participant to the appreciation in value of the number of shares of Common Stock specified in the grant, from the date granted to the date exercised. The exercised stock appreciation rights may be paid in cash and/or Common Stock, as determined by the Committee. Stock appreciation rights may be granted in the sole discretion of the Committee in conjunction with an incentive stock option or a nonqualified stock option. Stock appreciation rights may not be exercised more than 10 years after the date granted. No more than 400,000 shares in the form of stock appreciation rights may be granted to any Participant in a fiscal year.

          Restricted Stock

        Restricted stock is an award of Common Stock that is subject to restrictions and such other terms and conditions as the Committee determines. No more than 150,000 shares in the form of restricted stock may be granted to any Participant in a fiscal year.

          Restricted Stock Units

        A restricted stock unit is an award that may include Common Stock, cash, or a combination of both, that is subject to restrictions and such other terms and conditions as the Committee determines. No more than 150,000 shares in the form of restricted stock units may be granted to any Participant in a fiscal year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE MEASURES

     With respect to awards to covered employees which are designed to qualify for the performance-based exception under Internal Revenue Code Section 162(m), the performance measure(s) to be used for purposes of such grants will be chosen from among:

     - return on equity;
     - earnings per share;
     - operating cash flow;
     - gross revenue;
     - income before taxes;
     - net income;
     - return on revenue; and
     - stock price appreciation.

ACCELERATION OF AWARDS UPON A CHANGE-IN-CONTROL

     Subject to the right of the Committee to take any action necessary to preserve the Company's ability to use pooling of interests accounting, and subject to the terms of the Participant's Award Agreement, upon the occurrence of a "Change-in-Control," unless otherwise specifically prohibited:

     - Any restriction periods and restrictions imposed on restricted shares will lapse;

     - All stock options will become immediately exercisable in full; and

     - All stock appreciation rights will become immediately exercisable in full.

ADJUSTMENT OF SHARES OR PRICE

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, adjustments in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by incentives granted; in the case of stock options, in the option price; and in the case of stock appreciation rights, in the stock option purchase price, or fair market value, as appropriate; shall be made by the Committee in its sole discretion.

AMENDMENT, MODIFICATION, AND TERMINATION

     The Board may amend or terminate the Plan at any time, provided that no amendment or termination shall adversely affect any outstanding awards without the affected award holder's consent. No awards may be granted after the tenth anniversary of the Effective Date.

COMPLIANCE WITH APPLICABLE LAW

     General

     The granting of awards and the issuance of shares under the Plan will be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything to the contrary in the Plan or any Award Agreement, the following will apply:

     - The Company will have no obligation to issue any shares under the Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

     - If, at any time, the Company determines that the listing, registration, or qualification (or any updating of any such document) of any award, or the shares issuable pursuant thereto, is necessary on any

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award, the issuance of shares pursuant to any award, or the removal of any restrictions imposed on shares subject to an award, such award will not be granted and the shares will not be issued or such restrictions will not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval will have been effected or obtained free of any conditions not acceptable to the Company.

     Securities Law Compliance

     With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee or the Board fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Board. For the purposes of the Plan, "Insider" means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
     Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     Tax Withholding

     The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     Share Withholding

     With respect to withholding required upon any taxable event arising as a result of awards payable in shares granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. With respect to withholding required upon the exercise of options, or upon the lapse of restrictions on shares of restricted stock, Participants may only elect to have shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax which could be imposed on the transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The following explanation is not intended to be a complete statement of the federal income tax consequences of the granting, vesting, and exercise of awards pursuant to the Plan or of the disposition of shares acquired pursuant to the Plan. Because of the complexities and uncertainties of tax law, particularly regarding the exercise of options by surrender of previously owned shares of stock, and the impact of state and local taxation, holders of awards are advised to consult with their own tax advisors for further information.

     Under legislation adopted in 1997, the current maximum tax rate on net long-term capital gain is 20 percent. For 2001, the maximum individual ordinary income tax rate is 39.6 percent. Thus, the differences in effect for awards resulting in tax at capital gain rates and awards resulting in tax at ordinary income rates are significant. Developments should be monitored closely because the Code may be amended or regulations may be adopted significantly changing the tax effects of the awards described below.

     Nonqualified Stock Options

     It is the Company's understanding that under existing federal income tax law, (a) a Participant will not recognize any income upon the grant of an NQSO nor will the Company be entitled to a tax deduction, (b) upon exercise of a NQSO, the amount by which the Fair Market Value of the shares acquired on the

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     date of exercise exceeds the option price will be treated as ordinary income to the Participant, and the Company will be entitled to a deduction in a corresponding amount, and (c) assuming the shares acquired upon exercise of the option constitute capital assets in the Participant's hands, any gain or loss, measured by reference to the Fair Market Value of the shares on the date of exercise, recognized upon their ultimate disposition will be treated as capital gain or loss to the Participant, which will be long-term if the shares have been held for more than one year after the exercise date.

     The Company understands that income realized upon the exercise of a NQSO is subject to income tax withholding and that it is obligated to collect the tax applicable to such income or to withhold the tax from subsequent compensation payments to the Participant. At the time of exercise of a NQSO, a Participant must pay or make arrangements acceptable to the Company to pay to the Participant's employer all tax required to be withheld.

     Incentive Stock Options

     It is the Company's understanding that under existing federal income tax law, a Participant will not recognize any income upon the grant or exercise of an ISO. However, the amount by which the Fair Market Value of the shares acquired on the date of exercise exceeds the option price will constitute an item includible in alternative minimum taxable income, and thereby may subject the Participant to the alternative minimum tax. Such alternative minimum tax may be payable even though the Participant receives no cash upon the exercise of the ISO with which to pay such tax. Upon the disposition of shares acquired pursuant to the exercise of the ISO after the later of (a) two years from the date of grant of the ISO or (b) one year after the date of exercise (the "ISO Holding Period"), the Participant will recognize long-term capital gain or loss, as the case may be, measured by the difference between the shares' selling price and the option price.

     The Company is not entitled to any tax deduction by reason of the grant or by reason of the disposition of shares received upon the exercise of an ISO if the ISO Holding Period is satisfied. If the ISO Holding Period is not met (i.e., the Participant makes a "disqualifying disposition"), the Participant will recognize compensation income equal to the difference between the option price and the lower of (a) the Fair Market Value of the shares at the date of exercise, or (b) the sale price of the shares at the time they are sold. The Company will be entitled to a tax deduction in the same amount. Any additional gain or loss recognized by a Participant on a disqualifying disposition of the shares will be characterized as either short- or long-term capital gain or loss.

     Stock Appreciation Rights

     It is the Company's understanding that under existing federal income tax law, the recipient of a grant of stock appreciation rights will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the amount of cash received.

     Restricted Stock

     It is the Company's understanding that under existing federal income tax law, a grant of restricted stock will be compensation income to the Participant and taxed as ordinary income in an amount equal to the Fair Market Value of the restricted stock on the date that the restrictions imposed on such shares expire. However, if the Company, in its sole discretion, permits a Participant to make a Code Section 83(b) election to have the grant taxed as compensation income at the date that the restricted stock is granted, the grant of restricted stock will be taxed to the Participant as ordinary income at the Fair Market Value as of the date of grant. If a Code Section 83(b) election is permitted by the Company and is made by a Participant, any resulting future appreciation (or depreciation) in the value of the restricted stock after

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                                        20
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     grant will be taxed as capital gain (or loss) upon a subsequent sale of the shares. Unless a Participant makes a Code Section 83(b) election as may be permitted by the Company, any dividends paid on restricted stock before the restrictions imposed on such shares expire, are compensation income that is taxed as ordinary income to the Participant and deductible as compensation expense by the Company. Subject to any applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to an income tax deduction for any compensation income taxed to a Participant.

OTHER MATTERS

     The Committee has discretion to determine the type, terms and conditions and recipients of awards granted under the Plan. Accordingly, it is not possible to determine the amount of the awards that will be received by any director, officer or other employee of the Company under the Plan.

     The Summary Compensation Table on page 10 of this proxy statement sets forth the option awards granted under the 1992 Stock Plan during fiscal 2000 to each of the named executive officers. All named executive officers as a group received stock options covering 243,000 shares of Common Stock during fiscal 2000. Other officers and employees received options covering 1,224,000 shares of Common Stock under the 1992 Stock Plan during fiscal 2000. No named executive officers received restricted stock during fiscal 2000. Other officers and employees received restricted stock covering 62,940 shares of Common Stock under the 1992 Stock Plan during fiscal 2000. The Option/SAR Grants Table on page 11 of this proxy statement sets forth the stock appreciation right awards granted under the 1992 Stock Plan during the fiscal 2000 to each of the named executive officers. No executive officers or employees as a group received stock appreciation rights during fiscal 2000. The number of options or other award to be granted in the future to the Company's executive officers and to other employees is not determinable at this time.

     The Board of Directors adopted the Plan subject to shareholder approval. Absent such approval, the Plan will not become effective; no awards will be made under the Plan.

     The accompanying proxy card will be voted in favor of approval of the Plan unless contrary instructions are noted on the proxy. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy entitled to vote at the Annual Meeting is required for adoption of the Plan.

     The Board of Directors recommends a vote "FOR" approval of the Plan.

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                        APPROVAL OF THE AMENDMENT TO THE
                           CULLEN/FROST BANKERS, INC.
                            1997 DIRECTOR STOCK PLAN
                             (ITEM 3 ON PROXY CARD)

     In 1997, the shareholders approved the establishment of the Cullen/Frost Bankers, Inc. 1997 Director Stock Plan (the "Director Plan"). The Director Plan's purpose is to enable Cullen/Frost and its affiliates to link the interests of outside directors to those of the Company's shareholders. The Director Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of outside directors who make significant contributions to the Company's success.

     In order to ensure that there will be sufficient shares available for grant under the Director Plan and to enhance flexibility under the Director Plan, the Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Director Plan (the "Amendment").

SUMMARY DESCRIPTION OF THE AMENDMENT TO THE DIRECTOR PLAN

     The following summarizes the material terms of the Amendment to the Director Plan. If adopted by shareholders, the Amendment will be effective as of May 30, 2001. A complete copy of the Director Plan, as proposed to be amended by the Amendment, is included with this Proxy Statement as Annex B.

     Increase in Share Authorization

     The Director Plan currently authorizes 300,000 shares for issuance, of which 44,000 shares remain available for grant. In order to ensure that there will be sufficient shares available for grant under the Director Plan in future years, the Amendment increases the total number of shares of Common Stock authorized for issuance under the Director Plan by 250,000 shares. The Amendment also increases the maximum number of shares that may be granted in the form of nonqualified stock options in any one fiscal year under the Director Plan to any one outside director from 5,000 to 10,000.

SUMMARY DESCRIPTION OF THE EXISTING DIRECTOR PLAN

     Set forth below is a summary of the material provisions of the Director Plan, to the extent not described above. This summary does not purport to be a complete statement of the provisions of the Director Plan and is qualified in its entirety by the provisions of the Director Plan.

     Administration

     The Board of Directors' Compensation and Benefits Committee (the "Committee"), composed of three outside directors and one outside advisory director, administers the Director Plan, selects participants, and determines the type, number, and conditions of awards.

     Participation

     Nonemployee directors are eligible to participate in the Director Plan.

     Description of Awards Under the Director Plan

     The purchase price of stock issued upon exercise of nonqualified stock options granted under the Director Plan will be determined by the Committee, but will not be less than the fair market value of Common Stock subject to the option at the time the option is granted. Except by will or by the laws of descent and distribution, or as otherwise permitted at the discretion of the Committee, nonqualified stock option awards will not be transferable. Upon the exercise of a nonqualified stock option granted under the Director Plan, the option price is payable in full to the Company, either in cash or by tendering shares

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                                        22
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     having a fair market value at the time of exercise equal to the total option price (providing shares have been held for at least six months prior to their tender). Nonqualified stock options granted under the Director Plan will expire at such times as the Committee determines at the time of grant. In no event should the exercise period exceed a maximum of ten years. Each nonqualified stock option award agreement will set forth the extent to which the director will have the right to exercise the option following termination of the director's service to the Company.

     The Director Plan provides for appropriate adjustments in the number of shares of Common Stock subject to awards available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events. The Director Plan may be modified or amended by the Committee at any time and for any purpose which the Committee deems appropriate, provided no such amendment shall adversely affect any outstanding awards without the affected award holder's consent.

     Plan Benefits

     The Committee has discretion to determine the type, terms and conditions and recipients of awards granted under the Director Plan. Accordingly, it is not possible to determine the amount of the awards that will be received by any director under the Director Plan. During fiscal 2000, each outside director was granted nonqualified stock options to purchase 4,000 shares under the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTOR PLAN

     Federal Tax Treatment of Nonqualified Stock Options

     A participant will not realize taxable income, and the Company will not be entitled to a deduction, at the time that a nonqualified stock option is granted under the Director Plan. Upon exercising a nonqualified stock option, a participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The participant will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss on a future sale or exchange of those shares, equal to the fair market value of those shares on the exercise date.

     The Director Plan shall remain in effect until all awards granted thereunder shall have been satisfied or terminated pursuant to the terms of the Director Plan.

     The accompanying proxy card will be voted in favor of approval of the Amendment unless contrary instructions are noted on the proxy. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy entitled to vote at the Annual Meeting is required for adoption of the Amendment to the Director Plan.

     The Board of Directors recommends a vote "FOR" approval of the Amendment.

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                             SELECTION OF AUDITORS
                             (ITEM 4 ON PROXY CARD)

     The Board of Directors recommends that the shareholders of the Company approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors of Cullen/Frost. With an affirmative vote of a majority of the shares of Cullen/Frost Common Stock present in person or by proxy at the meeting, the Board of Directors will adopt a resolution naming Ernst & Young LLP as independent auditors of Cullen/Frost for the fiscal year which began January 1, 2001. Fees for the last fiscal year's annual Audit (Audit Fees) were $361,800. Fees for all other services performed by Ernst & Young (All Other
Fees) were $416,445, which total included audit related fees of $297,600 and non-audit fees of $118,845. Ernst & Young LLP has audited the financial statements of Cullen/Frost since 1969.

     Representatives from Ernst & Young LLP will not be present at the meeting. If any shareholder wants to ask them a question, management will ensure that the question is sent to the independent auditors and that an appropriate response is made directly to the shareholder.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is established to assist the Board of Directors in fulfilling its oversight responsibility for Cullen/Frost's financial reporting process and systems of internal control. The Committee operates pursuant to a Charter that was last amended and restated by the Board of Directors on February 27, 2001, a copy of which is attached to this Proxy Statement as Annex C. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by applicable listing standards of the New York Stock Exchange.

     In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee reviewed with Ernst & Young LLP, Cullen/Frost's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Cullen/Frost's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with Ernst & Young their independence from management and Cullen/Frost including the matters in the written disclosures required by the Independence Standards Board and have considered the compatibility of non-audit services with Ernst & Young's independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

The Audit Committee of Cullen/Frost Bankers, Inc.

      Isaac Arnold, Jr.
      Royce S. Caldwell
      Ruben R. Cardenas
      Eugene H. Dawson, Sr.
      Richard M. Kleberg, III.

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                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports relating to their ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on information provided by the Company's directors and executive officers and a review of such reports, the Company believes that all required reports were filed on a timely basis during 2000.

                             SHAREHOLDER PROPOSALS

     To be eligible under the Securities and Exchange Commission's shareholder proposal rule (Rule 14a-8) for inclusion in Cullen/Frost's proxy statement, proxy card, and presentation at Cullen/Frost's 2002 Annual Meeting of Shareholders (currently scheduled to be held on May 22, 2002), a proposal of a shareholder must be received by Cullen/Frost at its principal offices no later than December 21, 2001. For a shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at Cullen/ Frost's 2002 Annual Meeting, timely notice thereof must be received by Cullen/Frost at least 60 days before the meeting (for a May 22, 2002 meeting, notice is required by March 22, 2002). If the date of the 2002 meeting is changed, this date will change. This notice must be in the manner and form required by Cullen/ Frost's Bylaws.

                                 OTHER MATTERS

     Management of Cullen/Frost knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, the persons named in the proxy will vote shares according to their best judgment unless they are instructed differently.

                                            By Order of the Board of Directors

                                            /s/ STAN McCORMICK
                                            STAN McCORMICK
                                            Corporate Secretary

Dated: April 19, 2001

     A copy of Cullen/Frost's 2000 Annual Report on Form 10-K is available without charge (except for exhibits) upon written request to Cullen/Frost Bankers, Inc., attention Greg Parker, 100 West Houston Street, San Antonio,
Texas 78205.
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                                                                         ANNEX A

                           CULLEN/FROST BANKERS, INC.
                                2001 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Cullen/Frost Bankers, Inc. (hereinafter referred to as the "Company") hereby establishes an incentive stock plan for key employees, as described herein, which shall be known as the Cullen/Frost Bankers, Inc. 2001 Stock Plan (hereinafter referred to as the "Plan").

     1.2 Purpose. The purpose of the Plan is to enable the Company and its subsidiaries and affiliates to retain and motivate key employees, and to encourage stock ownership by such key employees, by providing them with a means to acquire and increase their proprietary interest in the success of the Company.

     1.3 Incentives. Incentives under the Plan may be granted in any one or a combination of:

         (a) Incentive Stock Options;

         (b) Nonqualified Stock Options;

         (c) Stock Appreciation Rights; and

         (d) Restricted Stock.

     1.4 Effective Date. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the validity of the Plan and any Incentive provided hereunder is subject to approval of the Plan at the next shareholders meeting following its adoption by the Board of Directors. If the shareholders fail to timely approve the Plan, the Plan and any Incentive that may be issued hereunder shall be null and void.

SECTION 2. DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have the meanings set forth below.

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Change-in-Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

            (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change-in-Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) a transaction (other than one described in (ii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing

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                                       A-1
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                 expressly that the acquisition pursuant to this clause (D) does not constitute a Change-in-Control under this paragraph (i);

           (ii) the regulatory and shareholder approval of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among (and only among) the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and
                 (C) at least 50% of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or

           (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) or (b) of this section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

           Notwithstanding the foregoing, a Change-in-Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change-in-Control of the Company shall then occur.

        (c) "Code" means the Internal Revenue Code of 1986, as amended.

        (d) "Committee" means the Compensation and Benefits Committee of the Board of Directors.

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                                       A-2
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         (e) "Covered Employee" means a Participant who, as of the date of grant of an Incentive, as applicable, is one of the group of "covered employees," as defined in Code Section 162(m), or any successor statute and the regulations promulgated thereunder, or any other participant as determined by the Committee in its discretion.

         (f) "Disability" means a total and permanent disability as defined in the Company's basic retirement plan, as may be amended from time to time.

         (g) "Employee" means any person employed by the Company or a subsidiary or affiliate.

         (h) "Incentive" means a Restricted Stock, Incentive Stock Option, Nonqualified Stock Option, or Stock Appreciation Right granted pursuant to the Plan.

         (i) "Incentive Stock Option" means a Stock Option meeting the requirements of Section 422 of the Code.

         (j) "Nonqualified Stock Option" means any Stock Option, other than an Incentive Stock Option.

         (k) "Participant" means any Employee selected by the Committee to receive a grant of an Incentive under the Plan.

         (l) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         (m) "Restricted Stock" means Stock granted to a Participant pursuant to
             Section 6 of the Plan.

         (n) "Restriction Period" means that period of time determined by the Committee during which the transfer of shares of Restricted Stock is restricted and such shares of Restricted Stock are subject to forfeiture.

         (o) "Retirement" shall be as defined in the Company's basic retirement plan.

         (p) "Stock" means the Common Stock, par value $0.01 per share, of the Company.

         (q) "Stock Appreciation Right" means the right to receive the appreciation in the fair market value of shares of Stock granted pursuant to Section 8 of the Plan.

         (r) "Stock Option" means any Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan also shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBLE EMPLOYEES

     3.1 Eligible Employees. Employees, who, in the opinion of the Committee, are from time to time materially responsible for the management, growth, and protection of a material part or all of the business or functions of the Company or a subsidiary or affiliate of the Company shall be eligible to be granted Incentives under the Plan.

SECTION 4. ADMINISTRATION

     4.1 Administration. The Committee shall be responsible for the administration and interpretation of the Plan. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurance deemed necessary or advisable to protect the interest of the Company, and to make all of the determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express

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                                       A-3
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         provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

     4.2 Adjustment for Recapitalization, Merger and Similar Transactions. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, adjustments in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by Incentives granted; in the case of Stock Options, in the option price; and in the case of Stock Appreciation Rights, in the Stock Option purchase price, or fair market value, as appropriate shall be made by the Committee in its sole discretion.

SECTION 5. STOCK SUBJECT TO THE PLAN

     5.1 Number of Shares Available for Grant. Subject to adjustment as provided in Section 5.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 4,830,790. This number includes 2,750,000 new shares available under this plan and 2,080,790 shares that are still available under the 1992 Cullen/Frost Stock Plan. In no event may greater than 429,970 shares be available for issuance with respect to grants of Restricted Stock under the Plan. The following rules shall apply to grants of such Incentives under the
         Plan:

         (a) Stock Options: The maximum aggregate number of shares of Common Stock that may be granted in the form of Stock Options, granted in any one fiscal year to any one single Participant shall be four hundred thousand (400,000).

         (b) Stock Appreciation Rights: The maximum aggregate number of shares of Common Stock that may be granted in the form of Stock Appreciation Rights granted in any one fiscal year to any one single Participant shall be four hundred thousand (400,000).

         (c) Restricted Stock: The maximum aggregate number of shares of Common Stock that may be grant with respect to Incentives granted in the form of Restricted Stock in any one fiscal year to any one single Participant shall be one hundred fifty thousand (150,000) shares of Common Stock.

         (d) Restricted Stock Units: The maximum aggregate number of shares of Common Stock that may be granted in the form of Restricted Stock Units in any one fiscal year to any one single Participant shall be one hundred fifty thousand (150,000) shares of Common Stock.

     5.2 Unused Stock. In the event any Incentive granted under the Plan expires, terminates, is canceled or is forfeited and reacquired by the Company, the shares of stock subject to or reserved for such Incentive again shall be available for issuance under the Plan.

     5.3 Performance Measures. The general performance measures to be used to determine the degree of payout and/or vesting with respect to Incentives granted to Covered Employees which are designed to qualify for the Performance-Based Exception shall be chosen from among:

         (a) return on equity;

         (b) earnings per share;

         (c) operating cash flow;

         (d) gross revenue;

         (e) income before taxes;

         (f) net income;

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        (g) return on revenue; and

        (h) stock price appreciation.

               The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals, provided, however, that Incentives held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Incentives downward).

               In the event that the Committee determines that it is advisable to grant Incentives which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

SECTION 6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     6.1 Grant of Restricted Stock. The Committee may, in its discretion, grant Incentives to Participants from time to time in the form of Restricted Stock and shall determine the number of shares or units of Restricted Stock which will be granted to a Participant.

     6.2 Restricted Stock Agreement. Each grant of shares or units of Restricted Stock shall be evidenced by a Restricted Stock Agreement and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     6.3 Restriction Period. At the time of the grant of shares or units of Restricted Stock, the Committee shall select the Restriction Period to apply to the shares or units of Restricted Stock.

     6.4 Nontransferability of Restricted Stock. Prior to the lapse of restrictions as provided in Section 6.5, shares or units of Restricted Stock may not be sold, exchanged, transferred, pledged, assigned, or otherwise alienated, hypothecated, whether voluntarily or involuntarily.

     6.5 Removal of Restrictions. Except as otherwise provided in Section 6.9, and subject to Section 6.6, shares or units of Restricted Stock covered by each Restricted Stock grant made under this Plan shall become freely transferable by the Participant after the expiration of the Restriction Period or upon satisfaction of other conditions as specified by the Committee in its sole discretion.

     6.6 Other Restrictions. The Company shall impose such other restrictions on any shares or units granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions under applicable Federal laws, under the requirements of any stock exchange or interdealer quotation system upon which share or shares of the same class are then listed or quoted and under blue sky or state securities laws applicable to such shares. The Company may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     6.7 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 6.6 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend: The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Cullen/Frost Bankers, Inc. 2001 Stock Plan, and a Restricted Stock Agreement dated at the time the restriction is granted. A copy of the Plan, such rules, and the Restricted Stock Agreement may be obtained from the Secretary of Cullen/Frost Bankers, Inc.

     6.8 Voting Rights and Dividends with Respect to Restricted Stock. With respect to shares of Restricted Stock, prior to the lapse of restrictions under Section 6.5, except as provided in the Restricted Stock Agreement each Participant shall generally have the rights and privileges of a shareholder, including the right to vote the shares and to receive dividends and other distributions made with respect to the shares; provided, however, that the shares of Restricted Stock shall be subject to all the terms,

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         conditions, and restrictions of the Plan and the Restricted Stock
         Agreement, including, without limitation, the provisions of this
         Section 6.

     6.9 Change-in-Control. In the event of a Change-in-Control, the applicable Restriction Period with respect to all outstanding shares or units of Restricted Stock shall automatically terminate.

SECTION 7. STOCK OPTIONS

     7.1 Grant of Stock Options. The Committee may, in its discretion, grant Stock Options which are Incentive Stock Options or Nonqualified Options, and such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     7.2 Option Agreements. Each Stock Option shall be evidenced by an Option Agreement and shall contain such terms and conditions as may be approved by the Committee. Each Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative. Each Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative. Except as may be otherwise provided by the Committee, each Nonqualified Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative.

     7.3 Option Price -- Medium of Payment. The purchase price of Stock issued under each Stock Option shall be determined by the Committee, but shall not be less than the fair market value (as determined by the Committee) of the Stock subject to the Stock Option at the time the Stock Option is granted. Payment of such purchase price shall be made in cash or, if provided in the Option Agreement, payment of such purchase price may be in shares of Stock which have been held by the Participant for more than six months, or any combination of both cash and shares of Stock; in such case, shares of Stock delivered to the Company as payment for Stock issued upon exercise of an Option shall be valued at their fair market value (as determined by the Committee) or their par value, if higher.

         The purchase price of Stock issued under each Stock Option shall not be repriced without prior shareholder approval.

     7.4 Exercise of Stock Option. The shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the expiration of the Stock Option.

     7.5 Merger or Consolidation. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation (other than as a subsidiary of another corporation or other entity), thereafter upon any exercise of a Stock Option theretofore granted the optionee shall be entitled to purchase under such Stock Option, in lieu of the number of shares of Stock as to which such Stock Option would be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of shares of Stock as to which such Stock Option would be exercisable.

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     7.6 Change-in-Control.  If at any time there shall occur a
         Change-in-Control, then the time at which the Stock Option evidenced thereby may be exercised shall be accelerated and the Stock Option shall immediately become exercisable in full.

SECTION 8. STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Right. The Committee may, in its discretion, grant Stock Appreciation Rights in tandem with a Stock Option, in addition to a Stock Option or freestanding and unrelated to a Stock Option. If a Stock Appreciation Right is granted otherwise than in tandem with a Stock Option, the Committee shall determine the number of shares of Stock covered by such Stock Appreciation Right. Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     8.2 Time and Period of Grant. If a Stock Appreciation Right is granted with respect to a Stock Option, it may be granted at the time of the grant of the Stock Option or at any time thereafter. If a Stock Appreciation Right is granted in tandem with any Stock Option at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right. In no event shall the exercise period for a Stock Appreciation Right in tandem with any Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without being related to an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee at the time of grant.

     8.3 Value of Stock Appreciation Right. If a Stock Appreciation Right is granted in tandem with a Stock Option, the Participant will be entitled to surrender the Stock Option at any time such Stock Option is exercisable and receive in exchange therefore an amount equal to (i) the excess of the fair market value of one share of the Stock on the date the election to surrender is received by the Company over the Stock Option purchase price, multiplied by (ii) the number of shares of Stock covered by the Stock Option which is surrendered. If a Stock Appreciation Right is granted otherwise than in tandem with a Stock Option, the Participant will receive upon exercise of the Stock Appreciation Right an amount equal to (i) the excess of the fair market value of one share of the Stock on the date the election to exercise such Stock Appreciation Right is received by the Company over the fair market value of one share of the Stock on the date of grant, multiplied by (ii) the number of shares of Stock covered by the Stock Appreciation Right.

     8.4 Payment of Stock Appreciation Right. Payment of a Stock Appreciation Right shall be in the form of shares of Common Stock, cash, or any combination of shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

     8.5 Change-in-Control. If at any time there shall occur a Change-in-Control, then the time at which the Stock Appreciation Right may be exercised shall be accelerated and the Stock Appreciation Right shall immediately become exercisable in full.

SECTION 9. MISCELLANEOUS

     9.1 No Right to Employment. Nothing in the Plan or in the terms of any Incentive granted under the Plan shall in any manner be construed to limit or restrict in any way the right of the Company or its subsidiaries or affiliates to terminate any Participant's employment at any time and without regard to the effect of such termination on the Participant under the Plan, nor confer upon any Participant any right to continue in the employ of the Company or its subsidiaries or affiliates.

     9.2 Tax Withholding. The Company shall have the right to deduct from all payments any Federal, state, or local taxes required by law to be withheld with respect to such payments, and the Participant or other person receiving shares of Stock pursuant to the Plan may be required to pay

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         the Company, as appropriate, the amount of any such taxes which the
         Company is required to withhold with respect to such Stock. A Participant may elect to have a portion of the shares of Stock which would otherwise be transferred to the Participant under the Plan withheld by the Company to satisfy the tax withholding requirement of this Section.

     9.3 Governing Law. The Plan, and all agreements and other documents delivered hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

     9.4 Expense of Plan. The expenses of administering the Plan shall be borne by the Company.

     9.5 Amendment or Termination of the Plan. The Board of Directors in its discretion may amend or terminate the Plan at any time; provided, that no amendment or termination that shall affect any Incentive theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant.

     9.6 Duration of the Plan. Subject to the Board's right to earlier terminate the Plan pursuant to Section 9.5 hereof, the Plan shall terminate not later than ten (10) years after the date of adoption of the Plan by the Board and no Incentives shall be granted after termination of the Plan; provided, however, that termination of the Plan will not adversely affect any Incentives granted prior to termination of the Plan.

     9.7 Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Incentives granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Incentive or Incentives available for grant under the Plan, then compliance with Code Section 162(m) will not be required.

     9.8 Pooling of Interests Accounting. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change-in-Control is contingent on using the pooling of interests accounting methodology, the Board may take any action necessary to preserve the use of pooling of interests accounting, even if it would conflict with the terms of the Plan or any Incentive or adversely affect the rights of any Participant.

     9.9 Limited Transferability. Each Incentive, and each right under any Incentive, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative as determined by the Committee; provided, however, that Incentives under the Plan may be transferred to immediate family members, family trusts, or other organizations as determined by the Committee, except as otherwise provided in Section 7.2.

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                                                                         ANNEX B

                           CULLEN/FROST BANKERS, INC.
                            1997 DIRECTOR STOCK PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1 Establishment of the Plan. Cullen/Frost Bankers, Inc., a Texas corporation (hereinafter, together with its Subsidiaries and successors thereto as provided in Article 10 herein, referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "1997 Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options.

          Subject to approval by the Company's stockholders, the Plan shall become effective as of May 28, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 Objectives of the Plan. The objectives of the Plan are to link the interests of Outside Directors to those of the Company's stockholders by providing for the ability to pay some or all of the Outside Directors' compensation through stock options and to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Outside Directors who make significant contributions to the Company's success and to allow Outside Directors to share in the success of the Company.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 8 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

ARTICLE 2. DEFINITION

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Award" means, individually or collectively, a grant under this Plan or Nonqualified Stock Options.

     2.2 "Award Agreement" means an agreement entered into by the Company and each Outside Director setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3 "Board" or "Board of Directors" means the Board of Directors of Cullen/Frost Bankers, Inc.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5 "Committee" means the Compensation and Benefits Committee appointed by the Board to administer Awards to Outside Directors, as specified in
         Article 3 herein. Any such Committee shall be comprised entirely of Outside Directors.

     2.6 "Director" means any individual who is a member of the Board of Directors of Cullen/Frost Bankers, Inc.

     2.7 "Employee" means any employee of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

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     2.9  "Fair Market Value" shall be determined for a relevant date on the basis of the closing price of the Shares on the NASDAQ National Market, or any other national stock exchange on which the Shares are traded, or if there is no such sale on the relevant date, on the last preceding trading day on which such Shares were traded.

     2.10 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 5 herein and which is not intended to meet the requirements of Code Section 422.

     2.11 "Option Price" means the price at which a Share may be purchased by an Outside Director pursuant to an NQSO.

     2.12 "Outside Director" means an individual who is a member of the Board of Directors, but who is not an Employee of the Company.

     2.13 "Shares" means the shares of Common Stock, par value $5 per share, of the Company.

     2.14 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

ARTICLE 3. ADMINISTRATION

     3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2 Authority of the Committee. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company, and the Committee may otherwise delegate its authority as identified herein.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Outside Directors under the Plan shall be no more than two hundred fifty thousand (250,000). The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options granted in any one fiscal year under the Plan to any one Outside Director shall be ten thousand (10,000).

     4.2 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, and in the number and class of and/or

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         price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. NONQUALIFIED STOCK OPTIONS

     5.1 Award of NQSOs. Subject to the terms and provisions of the Plan, NQSOs may be awarded to Outside Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     5.2 Award Agreement. Each NQSO Award shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

     5.3 Option Price. The Option Price for each grant of an NQSO under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the NQSO is granted.

     5.4 Duration of Options. Each NQSO granted to an Outside Director shall expire at such time as the Committee shall determine at the time of grant.

     5.5 Exercise of Options: NQSOs granted under this Article 5 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Outside Director. In no event should the exercise period exceed a maximum of ten years.

     5.6 Payment. NQSOs granted under this Article 5 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the NQSO is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any NQSO shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Outside Director for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Outside Director, in the Outside Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the NQSO.

     5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an NQSO granted under this Article 5 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     5.8 Termination of Directorship. Each Outside Director's Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the NQSO following termination of the Outside Director's directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each

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                                       B-3
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         Outside Director, need not be uniform among all NQSOs issued pursuant to this Article 5, and may reflect distinctions based on the reasons for termination.

     5.9 Nontransferability of NQSOs. Except as otherwise provided by the Committee, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further except as otherwise provided in an Outside Director's Award Agreement, all NQSOs granted to an Outside Director under this Article 5 shall be exercisable during his lifetime only by such Outside Director.

ARTICLE 6. BENEFICIARY DESIGNATION

     Each Outside Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Outside Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Outside Director in writing with the Company during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to the Outside Director's estate.

ARTICLE 7. RIGHTS OF DIRECTORS

     Nothing in the Plan shall interfere with or limit in any way the right of the Company's shareholders to terminate any Outside Director's service at any time, nor confer upon any Outside Director any right to continue in the service of the Company.

ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION

     8.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     8.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     8.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Outside Director holding such Award.

ARTICLE 9. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes

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     to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 10. SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11. LEGAL CONSTRUCTION

     11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     11.4 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

     11.5 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

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                                       B-5

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                                                                         ANNEX C

                            AUDIT COMMITTEE CHARTER

STATEMENT OF PURPOSE

     The Audit Committee is established to assist the Board of Directors in fulfilling its oversight responsibility to current and future shareholders and others outside the corporate organization relating to:

     - The Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - The independence and performance of the Company's outside auditors and internal audit department.

     In addition, the Audit Committee shall provide for free and open communication among the outside auditors, the internal audit department, regulatory authorities, management, and the Board of Directors.

COMPOSITION AND MEETINGS

     The Audit Committee shall be appointed by the Board of Directors and shall be comprised of at least three directors each of whom shall be independent of management and the Company, free from any relationship that would interfere with the exercise of their independent judgment. Audit Committee members shall meet the requirements of the New York Stock Exchange and the FDIC Improvement Act (12 CFR 363). All members of the Committee shall be financially literate, able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. A report of each meeting of the Committee shall be made to the Board of Directors at the Board's next meeting.

RESPONSIBILITIES AND DUTIES

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. These duties are set forth as a guide with the understanding that the Committee may supplement them as appropriate. In discharging its oversight role, the Audit Committee is authorized to retain outside counsel, or other experts or consultants as the Committee may deem appropriate.

          1. The Committee shall review and reassess this Charter at least annually and obtain approval of the Board of Directors.

          2. The Committee shall annually review the independence of the outside auditors including discussion of relationships they have with the Company; the matters included in the written disclosures required by the Independence Standards Board; and the compatibility of non-audit services with the auditor's independence. The outside auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Committee shall, on an annual basis, review and recommend to the Board of Directors the appointment or replacement of the outside auditors, subject to shareholders' approval.

          3. The Committee shall discuss with the internal auditors and the outside auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also the committee shall discuss with management, the internal auditors, and the outside auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. The Committee shall review and discuss legal matters that could have a significant impact on the Company's financial statements, the

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                                       C-1

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     reasonableness of significant judgments by management, and significant audit and regulatory findings along with management's responses. The Committee shall meet privately with the internal auditors, the outside auditors, and regulatory authorities as appropriate, without members of management present.

          4. The Committee shall review the interim financial statements with management and the outside auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards.

          5. The Committee shall review with management and the outside auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments by management, and the clarity of the disclosures in the financial statements. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards.

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                                       C-2

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                         OF CULLEN/FROST BANKERS, INC.


         The undersigned hereby revoking all proxies previously granted, appoints T.C. FROST, RICHARD W. EVANS, JR., and PATRICK B. FROST, and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. on May 30, 2001, and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated on the reverse.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSALS 1 AND FOR PROPOSALS 2, 3 AND 4 AND AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


             (Continued and to be dated and signed on the reverse.)


                                                 CULLEN/FROST BANKERS, INC.
                                                 P.O. BOX 11100
                                                 NEW YORK, N.Y. 10203-0100

                                                 o DETACH PROXY CARD HERE o
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
    [   ]
                            FOR all nominees           WITHHOLD AUTHORITY to vote          *EXCEPTIONS: FOR all
(1) ELECTION OF DIRECTORS   listed below       [ ]    for all nominees listed below  [ ]   nominees except those listed below  [ ]

    CLASS II: Royce S. Caldwell, Richard W. Evans, Jr., T.C. Frost, Preston M. Geren III, Karen E. Jennings, Richard M. Kleberg,
              III, Horace Wilkins, Jr.
    CLASS I:  Carlos Alvarez

    *Exceptions
               -----------------------------------------------------------------------------------------------------------------

(2) The approval of the Cullen/Frost Bankers, Inc. 2001 Stock Plan.   (3) The approval of the Amendment to the Cullen/Frost
                                                                          Bankers, Inc. 1997 Director Stock Plan.

    FOR   [ ]      AGAINST   [ ]     ABSTAIN  [ ]                          FOR   [ ]      AGAINST   [ ]     ABSTAIN  [ ]


(4) The approval of the selection of Ernst & Young LLP as independent auditors of Cullen/Frost for the fiscal year that began January
    1, 2001.

    FOR   [ ]      AGAINST   [ ]     ABSTAIN  [ ]                                        Address Change

                                                                                         and/or Comments Mark Here  [ ]



                                                                       Signature should correspond with the printed name appearing hereon. When signing in a fiduciary or representative
                                                                       capacity, give full title as such, or when more than one
                                                                       Owner, each should sign.

                                                                       Dated:                                              , 2001
                                                                             ----------------------------------------------

                                                                       -----------------------------------------------------------
                                                                                      (Signature of Shareholder)

                                                                       -----------------------------------------------------------
                                                                                      (Signature of Shareholder)


PLEASE BE CERTAIN THAT YOU HAVE DATED AND SIGNED THIS PROXY. RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.    [X]

--------------------------------------------------------------------------------------------------------------------------------

                                                       PLEASE DETACH HERE
                                         YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                                          BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE